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                                                                   Exhibit  21.1

                          Subsidiaries of Registrant
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     Subsidiary
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Hospital Management Associates, Inc., a Kentucky Corporation
Health Management Associates, Inc., a Kentucky Corporation
Sebring Hospital Management Associates, Inc., a Florida Corporation
Mooresville Hospital Management Associates, Inc., a North Carolina Corporation Marathon HMA, Inc., a Florida Corporation
Louisburg HMA, Inc., a North Carolina Corporation
Orlando HMA, Inc., a Florida Corporation
Polk HMA, Inc., a Florida Corporation
Biloxi HMA, Inc., a Mississippi Corporation
Health Management Investments, Inc., a Delaware Corporation
Gaffney HMA, Inc., a South Carolina Corporation
Durant HMA, Inc., an Oklahoma Corporation
Van Buren HMA, Inc., an Arkansas Corporation
Hamlet HMA, Inc., a North Carolina Corporation
Health Management Associates of West Virginia, Inc., a West Virginia Corporation Paintsville Hospital Company, a Kentucky Corporation
Coffee Hospital Management Associates, Inc., a Tennessee Corporation
Riverview Regional Medical Center, Inc., an Alabama Corporation
Topeka HMA, Inc., a Kansas Corporation
Haines City HMA, Inc., a Florida Corporation
Natchez Community Hospital, Inc., a Mississippi Corporation
Sebastian Hospital, Inc., a Florida Corporation
Tequesta HMA, Inc., a Florida Corporation
Punta Gorda HMA, Inc., a Florida Corporation
Hartsville HMA, Inc., a South Carolina Corporation
Statesboro HMA, Inc., a Georgia Corporation
Clarksdale HMA, Inc., a Mississippi Corporation
Midwest City HMA, Inc., an Oklahoma Corporation
Brandon HMA, Inc., a Mississippi Corporation
Anniston HMA, Inc., an Alabama Corporation
Little Rock HMA, Inc., an Arkansas Corporation
Meridian HMA, Inc., a Mississippi Corporation
Meridian HMA Nursing Home, Inc., a Mississippi Corporation
Meridian HMA Clinic Management Inc., a Mississippi Corporation
River Oaks Hospital, Inc., a Mississippi Corporation
ROH, Inc., a Mississippi Corporation
River Oaks Management Company, a Mississippi Corporation
Hernando HMA, Inc., a Florida Corporation
Jackson HMA, Inc., a Mississippi Corporation
Jackson HMA North Medical Office Building Inc., a Mississippi Corporation
Key West HMA, Inc., a Florida Corporation
Key West HMA Physician Management, Inc., a Florida Corporation
Lancaster HMA, Inc., a Pennsylvania Corporation
Lancaster HMA Physician Management, Inc., a Pennsylvania Corporation
Rose City HMA, Inc., a Pennsylvania Corporation
Pasco HMA, Inc., a Florida Corporation
Statesville HMA, Inc., a North Carolina Corporation

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